EXHIBIT 99.1

November 6, 2007

FOR IMMEDIATE RELEASE

Pliant Corporation to Hold Conference Call

Third Quarter 2007 Financial Results

SCHAUMBURG, IL - - Harold Bevis, President and CEO of Pliant Corporation, announced today that the Company will host a conference call and webcast to discuss the Company’s Third Quarter 2007 financial results and to answer questions about the business. The call will take place at 2:00 p.m. Eastern Time on Wednesday, November 14, 2007.

Participants in the United States can access the conference call by calling 888-791-6044, using the access code PLASTICS, or internationally by calling 210-839-8507 and using the same access code (PLASTICS). Participants are encouraged to dial-in at least ten minutes prior to the start of the teleconference.

Net Conferencing will also be available for viewing a PowerPoint presentation. For access to the net conference, utilize the call-in numbers above, together with the following information:

URL:https://e-meetings.verizonbusiness.com/nc/join/
CONFERENCE NUMBER:PA5897597
AUDIENCE PASSCODE: PLASTICS

Following the call’s completion, an audio web replay will be available on the company’s website:  www.pliantcorp.com.

Pliant Corporation is a leading producer of value-added film and flexible packaging products for personal care, medical, food, industrial and agricultural markets. The Company operates 22 manufacturing and research and development facilities around the world, and employs approximately 3,000 people.

#   #   #

CONTACT:

Stephen T. Auburn

Vice President and General Counsel

Steve.auburn@pliantcorp.com

Phone: 847-969-3319

Company Web Site: www.pliantcorp.com

#   #   #

Cautionary Statement for Forward-Looking Information

Some of the statements set forth in this report and that will be made during the conference call discussed herein are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information that is based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects, developments and business strategies. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will” and similar terms and phrases, including references to assumptions. These forward-looking statements are not historical facts but instead represent only expectations, estimates and projections regarding future events.

These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause actual results to be materially different.  We may also make additional forward-looking statements from time to time. All such subsequent forward-looking statements, whether written or oral, by us or on our behalf, are also expressly qualified by these cautionary statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends, are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. But, there can be no assurance that management’s expectations, beliefs and projections will result or be achieved. All forward-looking statements apply only as of the date made. We undertake no obligation to publicly update or revise forward-looking statements which may be made to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

Our risks are more specifically described in the “Risk Factors” of Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected.

#   #   #